providing optimized global transportation of drybulk commodities Earnings Presentation Fourth Quarter 2020 5 March 2021

2 Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “es timate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. The principal factors that affect our financial position, results of operations and cash flows include charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the purchase price of our vessels and our vessels’ estimated useful lives and scrap value, general and administrative expenses, and financing costs related to our indebtedness. The accuracy of the Company’s assumptions, expectations, beliefs and projections depends on events or conditions that change over time and are thus susceptible to change based on actual experience, new developments and known and unknown risks. The Company gives no assurance that the forward-looking statements will prove to be correct and does not undertake any duty to update them. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors which could include the following: (i) changes in demand in the drybulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of drybulk vessel newbuilding orders or lower than anticipated rates of drybulk vessel scrapping; (iii) changes in rules and regulations applicable to the drybulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union (the “EU”) or by individual countries; (iv) actions taken by regulatory authorities including without limitation the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”); (v) changes in trading patterns significantly impacting overall drybulk tonnage requirements; (vi) changes in the typical seasonal variations in drybulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated dry docking costs); (x) significant deterioration in charter hire rates from current levels or the inability of the Company to achieve its cost-cutting measures; (xi) the duration and impact of the novel coronavirus (“COVID-19”) pandemic; (xii) the relative cost and availability of low and high sulfur fuel oil; (xiii) our ability to realize the economic benefits or recover the cost of the scrubbers we have installed; and (xiv) any legal proceedings which we may be involved from time to time; and other factors listed from time to time in our filings with the Securities and Exchange Commission (the “Commission”). We have based these statements on assumptions and analyses formed by applying our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. The Company’s future results may be impacted by adverse economic conditions, such as inflation, deflation, or lack of liquidity in the capital markets, that may negatively affect it or parties with whom it does business. Should one or more of the foregoing risks or uncertainties materialize in a way that negatively impacts the Company, or should the Company’s underlying assumptions prove incorrect, the Company’s actual results may vary materially from those anticipated in its forward-looking statements, and its business, financial condition and results of operations could be materially and adversely affected.

3 Agenda 1 Highlights 2 Financial Summary 3 Industry Review * Appendix

Highlights

5 Executing on Growth ▪Raised USD 25 million* in new equity at USD 18.10 per share (December 2020) ▪Acquired seven vessels for ~USD 86.3 million in cash + 541,898 in shares Vessel Type Built Yard Scrubber Purchase Price Delivery Cash Shares 1 Oslo Eagle Ultramax 2015 Chengxi Yes $16.0m Jan 21 2 Helsinki Eagle Ultramax 2015 Chengxi Yes $16.5m Feb 21 3 Stockholm Eagle Ultramax 2016 Chengxi Yes $17.65m Mar 21 4 Rotterdam Eagle Ultramax 2017 Chengxi Yes $15.00m 212,315 2q21 5 Sankaty Eagle Supramax 2011 Dayang $7.05m 109,861 Mar 21 6 Montauk Eagle Supramax 2011 Dayang $7.05m 109,861 2q21 7 Newport Eagle Supramax 2011 Dayang $7.05m 109,861 2q21 ▪ USD 25 million gross, net proceeds received of USD 23.5 million, after offering fees

6 16 3 5 13 9 4 2 13 <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 Fleet Vessels Acquired Vessels Sold 6 Significantly Improving Fleet Makeup ▪ Eagle fleet count as of March 5, 2021, including all pending acquisitions as shown on slide 5 ▪ Fleet Age Profile chart depicts current age of sold vessels. Fleet renewal/growth commenced in April 2016 Fleet Age Profile ▪ 52 ships in fleet inclusive of pending acquisitions ▪ Average age ~8.7yrs old Fleet Count + Vessel Size Evolution Fuel Consumption per DWT per Day 0.52 0.53 0.54 0.55 0.56 0.57 0.58 0.59 0.60 0.61 0.62 Avg Fuel Consumption per DWT per Sailing Day (Tons) 54 55 56 57 58 59 60 38 40 42 44 46 48 50 52 54 A v e ra g e D W T p e r S h ip ( M T , th o u sa n d s) F le e t C o u n t Fleet Count Average DWT

$2,938 $4,425 $5,670 $6,049 $7,825 $9,142 $8,660 $10,452 $11,052 $11,453 $11,281 $12,142 $9,607 $9,731 $11,014 $11,292 $10,075 $8,038 $9,620 $11,190 $15,085 0 200 400 600 800 1,000 1,200 1,400 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 4q20 1q21e TC-in Days (RHS) Adj. net BSI Eagle TCE Eagle OPEX+G&A 7 Consistently Outperforming the Market Eagle Revenue + Cost Performance 1q21 EGLE TCE and TC-in days fixed to date as of Mar 4, 2021. 1q21 BSI includes Jan-Feb actual and Mar FFA curve as of Mar 2. TCE relative performance is benchmarked against Adj. net BSI = gross BSI net of commission, adjusted for owned-fleet specification, ex-scrubber. Outperformance from Q1 2020 onward is inclusive of both commercial performance and scrubber benefit. BSI-52 index used up through 4q18, and BSI-58 index used as from 1q19. G&A excludes stock-based compensation. Please refer to Appendix for full TCE definition and reconciliation 1q21 - 93% Fixed ▪ LTM TCE Outperformance of USD 1,964 per day

-$14 -$7 -$3 -$2 $5 $9 $8 $17 $19 $21 $20 $23 $15 $10 $13 $10 $19 $2 $12 $22 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $(15) $(10) $(5) $- $5 $10 $15 $20 $25 $30 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 4q20 U S D p e r d a y U S D , m il li o n s Core Business TCE Underperformance TCE Outperformance Adj. EBITDA Adj. Net BSI (RHS) 8 TCE Outperformance Drives Incremental EBITDA ▪ Please refer to Appendix for definition of Adjusted EBITDA and reconciliation ▪ Please refer to Appendix for TCE definition and reconciliation ▪ Core Business reflects EBITDA generated by TCE performance at index level (i.e. no out/under-performance) less OPEX and cash G&A Historical Adjusted EBITDA LTM TCE Outperformance equates to ~USD 37 million of incremental EBITDA, basis proforma fleet of 52 ships, on an annualized basis

Financial Summary

Income Statement

USD in Thousands except EPS	4q20	3q20	4q19	FY 2020	FY 2019
Revenues, net of commissions	$ 75,181	$ 68,182	$ 71,486	$ 275,134	$ 292,378
Operating expenses					
Voyage expenses	19,589	19,628	21,442	89,549	87,701
Charter hire expenses	5,459	5,061	8,152	21,280	42,169
Vessel expenses	20,847	21,749	22,336	86,528	82,342
Depreciation and amortization	12,570	12,618	11,322	50,157	40,546
General and administrative expenses	8,809	7,996	10,140	31,532	35,042
Other operating expense	-	-	1,125	-	1,125
Loss/(gain) on sale of vessels	101	389	66	490	(5,979)
Lease impairment	-	-	-	352	-
Total operating expenses	67,373	67,440	74,582	279,889	282,945
Operating income / (loss)	7,808	743	(3,096)	(4,755)	9,433
Other expenses					
Interest expense,net - cash	6,872	7,322	7,047	28,863	24,926
Interest expense - debt discount & deferred financing costs[1]	1,617	1,609	1,519	6,272	3,784
Loss/(gain) on derivatives	(796)	2,971	(490)	(4,827)	150
Loss on debt extinguishment	-	-	-	-	2,268
Total other expenses, net	7,693	11,902	8,076	30,308	31,128
Net income / (loss)	$ 115	$ (11,159)	$ (11,171)	$ (35,063)	$ (21,695)
Weighted average shares outstanding (Basic)[2]	10,415	10,280	10,211	10,310	10,195
EPS (Basic)[2]	$ 0.01	$ (1.09)	$ (1.09)	$ (3.40)	$ (2.13)
Adjusted EBITDA[3]	$ 22,022	$ 11,519	$ 9,780	$ 54,120	$ 48,675

EAGLE BULK

1 – Includes non-cash interest expense related to the amortization of the equity component of the convertible bond of $1.0 million for 4q20, $1.0 million for 3q20, $0.9 million for 4q19, $3.9 million for FY 2020, and $1.5 million for FY 2019.
2 – Weighted average shares outstanding and EPS adjusted to give effect for the 1 for 7 reverse stock split that became effective on September 15, 2020
3 – Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

10

11 Liquidity Trend (USD millions) Liquidity Position (USD thousands) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Revolver Availability Cash (Includes Restricted Cash) Balance Sheet (USD thousands) - Dec 31, 2020 Cash 1 88,849 Revolver undrawn availability 55,000 Total liquidity 143,849 Balance Sheet + Liquidity 1 – Cash balance includes cash, cash equivalents and restricted cash. 2 – Debt is net of $23.4m of debt discount and deferred financing costs Cash 1 88,849 Accounts receivable 13,843 Inventory 11,625 Other current assets 4,023 Vessels, net 810,714 Right of use assets - lease 7,541 Other assets 30,532 Total assets 967,127 Accounts payable 10,590 Current liabilities 24,991 Debt (including $39.2M current) 2 452,175 Fair value of derivatives - LT 651 Lease liability ($7.6M current) 8,302 Total liabilities 496,709 Stockholder's equity 470,418 Total liabilities and stockholder's equity 967,127

(2) (4) 7 7 15 10 14 7 12 (3) 10 3 (12) (3) 13 15 13 2 5 3 13 12 12 12 16 10 6 8 - 6 (7) - 11 10 (13) (8) (3) 2 7 12 17 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 4q20 FY 20 Cash flow from operations ex Changes in operating assets and liabilities 12 ▪ Cash balances at beginning and end of period include 1) cash, 2) cash equivalents, and 3) restricted cash Cash Flow from Operations - Quarterly ($ Millions) Cash Flow

13 ▪ Cash balances at beginning and end of period include 1) cash, 2) cash equivalents, and 3) restricted cash ▪ [1] Debt proceeds in YTD chart is net of RCF repayment in 3q20 4q20 Cash Walk ($ Millions) Cash Walk FY 2020 Cash Walk ($ Millions)

14 4q20 Cash Breakeven by Category ▪ G&A excludes stock-based compensation for all periods shown. G&A for FY 2020 and FY 2019 excludes certain non-recurring expenses. Cash Breakeven per Vessel per Day FY 2020 4q20 3q20 FY 2019 Operating Vessel expenses 4,790$ 4,718$ 4,784$ 4,859$ Drydocking 791 784 936 702 G&A* 1,561 1,824 1,596 1,681 Total operating 7,142 7,325 7,316 7,243 Debt Service Interest Expense 1,598 1,555 1,611 1,471 Debt Principal Repayment 2,033 2,673 1,718 1,366 Total Cash Breakeven 10,774$ 11,553$ 10,644$ 10,080$ Vessel Expenses 53% Drydocking 9% G&A* 21% Interest Expense 17%

Industry Review

16 Baltic Supramax Index (BSI) ▪ Source(s): Clarksons Market Off to a Strong Start $- $5,000 $10,000 $15,000 $20,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017 2018 2019 2020 2021

$15,097 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 BSI (Actual) 25 year average 17 ▪ Source(s): Clarksons ▪ Supramax Spot is based on the BSI-58. Historical averages are based on BSI-58, BSI-52, Supramax 52k dwt Avg Trip Tate, and the Handymax 45k dwt. Avg Trip Rate. Baltic Supramax Index (BSI) Spot Rates at a 10yr High Annual Averages 2018 $11,487 2019 $9,948 2020 $8,189 2021 YTD $13,864

$0 $100 $200 $300 $400 $500 $600 $700 $800 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Market Fuel Spread Eagle Hedge Value HSFO VLSFO Fuel Prices (USD per MT) 18 ▪ Source: Clarksons. VLSFO and HSFO average of historical prices at Fujairah, Houston, Rotterdam, and Singapore. IMO 2020 Implementation Date Spot Fuel Spread Currently Trading at ~$120/MT VLSFO HSFO For 2020, Eagle was able to realize a total fuel spread of ~$150/MT, comprised of average market fuel spread of ~$100/MT plus ~$50/MT generated from spread hedges put on prior to the outbreak of COVID-19.

-40 -20 0 20 40 60 80 100 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021f 2022f Total Deliveries Total Demolition Drybulk Net Supply Supramax/Ultramax Net Supply Supramax/Ultramax 2021f Net Fleet Growth ~2.2% 19 ▪ Figures are in million DWT ▪ Source(s): Clarksons (February 2021) Drybulk Deliveries + Scrapping (DWT) Net Fleet Growth Drybulk Supramax / Ultramax 2020 3.7% 3.6% 2021f 2.6% 2.2% 2022f 0.7% 1.2%

-5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020f 2021f 2022f Drybulk Trade GDP (IMF) Shaded area represents range of GDP forecasts for 2021-2022 20 ▪ Source(s): Clarksons (February 2021), IMF (January 2021), Bloomberg Strong Demand Recovery Expected in 2021 Drybulk Trade (ton-miles) vs. Global GDP

21 ▪ Source(s): Clarksons (February 2021) ▪ Cargoes loaded during the 12 months ended December 31, 2020. ▪ Metal & Ore group includes: Manganese ore, scrap, copper concentrate, bauxite. Minerals group includes: Salt, gypsum, feldspar, limestone Minor Bulks Expected to Grow by 4.2% in 2021 Annualized Growth Rates 3-yr avg Last Current 2017-19 2020 2021f Global GDP 3.4% -3.5% 5.5% China 6.3% 2.3% 8.1% India 5.8% -8.0% 11.5% Dry Bulk (all) 2.3% -1.9% 3.7% Iron Ore 0.9% 3.2% 2.7% Coal 4.1% -9.5% 4.8% Grains 2.0% 7.8% 1.8% Minor Bulks 2.5% -3.2% 4.2% EGLE Cargo Mix (FY 2020) Coal, 16% Grain, 10% Iron Ore, 7% Other, 1% Minerals, 16% Metal & Ore, 14% Steel Products, 8% Cement, 10% Coke, 9% Fertilizer, 5% Agriculture Products, 4% Forest Products, 0.2% Eagle derives about 2/3 of cargo demand from minor bulk commodities

APPENDIX

23 Corporate Structure Eagle Bulk Mgmt. LLC Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) 100% 100% EBSC debt is non- recourse to the parent All management services (strategic / commercial / operational / technical / administrative) are performed in house by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent 1 vessel Eagle Bulk Holdco LLCEagle Bulk Shipco LLC 20 vessels 100% ▪ Eagle fleet count as of March 5, 2021, including all pending acquisitions as shown on slide 5 Acquisition Vessels 5 vessels 26 vessels Eagle Bulk Ultraco LLC 100%

Eagle Debt Terms

PARENT	Eagle Bulk Shipping Inc.				
ISSUER/ BORROWER	Eagle Bulk Shipping Inc.	Eagle Bulk Shipco LLC		Eagle Bulk Ultraco LLC	
LOAN TYPE	Convertible Note	Bond	RCF	Term Loan	RCF
AMOUNT	USD 114m	USD 200m	USD 15m	USD 210m	USD 55m
OUTSTANDING	USD 114m	USD 180m	USD 15m	USD 166m	-
SECURITY	Senior Unsecured	Senior Secured	Super Senior Secured	Senior Secured	
RECOURSE	Parent Guarantee	Ringfenced and non-recourse to the Parent		Parent Guarantee	
COLLATERAL	N/A	20 vessels + restricted cash		26 vessels	
INTEREST RATE	5.0% fixed	8.25% fixed	L+200bps	L+250bps	
INTEREST RATE SWAPS IN PLACE	N/A	N/A	N/A	100% of Outstanding Amount at 58bps	N/A
MATURITY	2024	2022		2024	
AMORTIZATION	N/A	USD 8m/year	N/A	USD 31.2m/year	
CONVERSION	25.453 shares common stock per USD 1,000 principal (approx. share price of USD 39.29)	N/A		N/A	

- Debt amounts outstanding as of December 31, 2020.
- Eagle fleet count as of March 5, 2021. Acquired vessels not yet delivered to Eagle are not reflected in this slide. Please refer to the “Owned Fleet” slide in the appendix for further details.

24

Owned Fleet

52 Vessels | 45 Scrubber-fitted | 3114 DWT (MT, thousands) | 8.7 yrs-old

Eagle Bulk Shipco LLC

	Vessel	Scrubber	Built	DWT
1	Singapore Eagle	*	2017	63.4
2	Shanghai Eagle	*	2016	63.4
3	Oslo Eagle	*	2015	63.7
4	Stamford Eagle		2016	61.5
5	Sandpiper Bulker	*	2011	57.8
6	Roadrunner Bulker	*	2011	57.8
7	Puffin Bulker	*	2011	57.8
8	Petrel Bulker	*	2011	57.8
9	Owl	*	2011	57.8
10	Oriole	*	2011	57.8
11	Egret Bulker	*	2010	57.8
12	Crane	*	2010	57.8
13	Canary	*	2009	57.8
14	Bittern	*	2009	57.8
15	Stellar Eagle	*	2009	56.0
16	Crested Eagle	*	2009	56.0
17	Crowned Eagle	*	2008	55.9
18	Jaeger		2004	52.5
19	Cardinal		2004	55.4
20	Tern		2003	50.2
20	Vessels			1,156

Eagle Bulk Ultraco LLC

	Vessel	Scrubber	Built	DWT
1	Hong Kong Eagle	*	2016	63.5
2	Santos Eagle	*	2015	63.5
3	Copenhagen Eagle	*	2015	63.5
4	Sydney Eagle	*	2015	63.5
5	Dublin Eagle	*	2015	63.5
6	New London Eagle	*	2015	63.1
7	Cape Town Eagle	*	2015	63.7
8	Westport Eagle	*	2015	63.3
9	Hamburg Eagle	*	2014	63.3
10	Madison Eagle	*	2013	63.3
11	Greenwich Eagle	*	2013	63.3
12	Groton Eagle	*	2013	63.3
13	Fairfield Eagle	*	2013	63.3
14	Southport Eagle	*	2013	63.3
15	Rowayton Eagle	*	2013	63.3
16	Mystic Eagle	*	2013	63.3
17	Stonington Eagle	*	2012	63.3
18	Nighthawk	*	2011	57.8
19	Martin	*	2010	57.8
20	Kingfisher	*	2010	57.8
21	Jay	*	2010	57.8
22	Ibis Bulker	*	2010	57.8
23	Grebe Bulker	*	2010	57.8
24	Gannet Bulker	*	2010	57.8
25	Imperial Eagle	*	2010	56.0
26	Golden Eagle	*	2010	56.0
26	Vessels			1,594

Eagle Bulk Holdco LLC

	Vessel	Scrubber	Built	DWT
1	Helsinki Eagle	*	2015	63.6
1	Vessel			64

Acquistion Vessels

	Vessel	Scrubber	Built	DWT
1	Rotterdam Eagle	*	2017	63.7
2	Stockholm Eagle	*	2016	63.3
3	Montauk Eagle		2011	57.8
4	Newport Eagle		2011	57.8
5	Sankaty Eagle		2011	57.8
5	Vessels			300

EAGLE BULK

- Eagle fleet count as of March 5, 2021, including all pending acquisitions as shown on slide 5

25

TCE Reconciliation

$ Thousands except TCE and days	1q16	2q16	3q16	4q16	1q17	2q17	3q17	4q17	1q18	2q18
Revenues, net	$ 21,278	$ 25,590	$ 35,788	$ 41,836	$ 45,855	$ 53,631	$ 62,711	$ 74,587	$ 79,371	$ 74,939
Less:										
Voyage expenses	(9,244)	(7,450)	(11,208)	(14,192)	(13,353)	(13,380)	(17,463)	(18,155)	(22,515)	(17,205)
Charter hire expenses	(1,489)	(1,668)	(3,822)	(5,866)	(3,873)	(6,446)	(9,652)	(11,312)	(10,268)	(10,108)
Reversal of one legacy time charter	1,045	793	670	432	(302)	584	329	426	(86)	(404)
Realized gain/(loss) - Derivatives	-	-	(449)	(113)	-	83	248	(349)	117	345
TCE revenue	$ 11,590	$ 17,265	$ 20,979	$ 22,097	$ 28,326	$ 34,473	$ 36,173	$ 45,197	$ 46,619	$ 47,567
Owned available days *	3,945	3,902	3,700	3,653	3,620	3,771	4,177	4,324	4,218	4,153
TCE	$ 2,938	$ 4,425	$ 5,670	$ 6,049	$ 7,825	$ 9,142	$ 8,660	$ 10,452	$ 11,052	$ 11,453

$ Thousands except TCE and days	3q18	4q18	1q19	2q19	3q19	4q19	1q20	2q20	3q20	4q20
Revenues, net	$ 69,093	$ 86,692	$ 77,390	$ 69,391	$ 74,110	$ 71,486	$ 74,378	$ 57,392	$ 68,182	$ 75,181
Less:										
Voyage expenses	(15,126)	(24,721)	(25,906)	(20,907)	(19,446)	(21,442)	(26,564)	(23,768)	(19,628)	(19,589)
Charter hire expenses	(7,460)	(10,209)	(11,492)	(11,179)	(11,346)	(8,152)	(6,041)	(4,719)	(5,061)	(5,459)
Reversal of one legacy time charter	497	(226)	(414)	767	(120)	(270)	463	(42)	(88)	116
Realized gain/(loss) - Derivatives	284	(211)	(475)	861	(806)	294	756	7,164	(1,029)	(2,365)
TCE revenue	$ 47,288	$ 51,326	$ 39,102	$ 38,933	$ 42,393	$ 41,917	$ 42,992	$ 36,027	$ 42,377	$ 47,883
Owned available days *	4,192	4,227	4,070	4,001	3,849	3,712	4,267	4,482	4,405	4,279
TCE	$ 11,281	$ 12,142	$ 9,607	$ 9,731	$ 11,014	$ 11,292	$ 10,075	$ 8,038	$ 9,620	$ 11,190

- Please see the Definitions slide in the Appendix for an explanation of Owned Available Days

EAGLE BULK

26

EBITDA Reconciliation

USD in Thousands	1q16	2q16	3q16	4q16	1q17	2q17	3q17	4q17	1q18	2q18
Net Income / (Loss)	$ (39,279)	$ (22,496)	$ (19,359)	$(142,389)	$ (11,068)	$ (5,888)	$ (10,255)	$ (16,584)	$ 53	$ 3,451
Less adjustments to reconcile:										
Interest expense	2,818	4,903	7,434	6,644	6,445	6,859	7,837	8,236	6,261	6,387
Interest income	(3)	-	(88)	(124)	(190)	(186)	(143)	(133)	(95)	(112)
EBIT	(36,464)	(17,593)	(12,013)	(135,868)	(4,813)	785	(2,561)	(8,481)	6,219	9,726
Depreciation and amortization	9,397	9,654	9,854	9,979	7,493	8,021	8,981	9,196	9,276	9,272
EBITDA	(27,068)	(7,939)	(2,159)	(125,889)	2,680	8,805	6,420	715	15,495	18,998
Less adjustments to reconcile:										
Stock-based compensation	827	842	(735)	1,273	2,171	2,478	2,350	1,740	3,511	2,410
One-time and non-cash adjustments	11,756	436	(509)	122,656	(297)	(1,977)	(373)	14,764	(170)	(276)
Adjusted EBITDA*	$ (14,486)	$ (6,661)	$ (3,403)	$ (1,961)	$ 4,553	$ 9,307	$ 8,397	$ 17,219	$ 18,835	$ 21,132

USD in Thousands	3q18	4q18	1q19	2q19	3q19	4q19	1q20	2q20	3q20	4q20
Net Income / (Loss)	$ 2,585	$ 6,486	$ 29	$ (5,992)	$ (4,563)	$ (11,171)	$ (3,528)	$ (20,491)	$ (11,159)	$ 115
Less adjustments to reconcile:										
Interest expense	6,574	6,521	6,762	6,733	8,117	8,965	9,192	8,737	8,954	8,510
Interest income	(129)	(248)	(434)	(393)	(640)	(400)	(157)	(56)	(24)	(21)
EBIT	9,030	12,759	6,357	348	2,914	(2,606)	5,507	(11,810)	(2,229)	8,604
Depreciation and amortization	9,460	9,708	9,407	9,761	10,056	11,322	12,466	12,503	12,618	12,570
EBITDA	18,490	22,467	15,764	10,109	12,970	8,715	17,974	693	10,389	21,174
Less adjustments to reconcile:										
Stock-based compensation	2,100	1,187	1,445	1,227	1,155	998	836	723	741	748
One-time and non-cash adjustments	(406)	(165)	(1,838)	(967)	(971)	66	-	352	389	101
Adjusted EBITDA*	$ 20,184	$ 23,489	$ 15,372	$ 10,370	$ 13,154	$ 9,780	$ 18,810	$ 1,768	$ 11,519	$ 22,022

EAGLE BULK

- Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

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Capex Schedule


Estimated Capital Expenditures + Offhire Days
165
135
202
212
121
146
74
78
$5.4
$5.2
$10.1
$7.4
$2.6
$1.7
$0.1
$0.3
1q21
2q21
3q21
4q21
1q22
2q22
3q22
4q22
Drydock
Ballast Water
Vessel Upgrades
Offhire Days

- Drydock - represents capex relating to statutory maintenance.
- Ballast Water - represents capex relating to the installation of IMO-mandated ballast water treatment systems.
- Vessel Upgrades - represents capex relating to items such as high-spec low friction hull paint which improves fuel efficiency and reduces fuel costs, NeoPanama Canal chock fittings enabling vessels to carry additional cargo through the new Panama Canal locks, as well as other retrofitted fuel-saving devices. Vessel Upgrades are discretionary in nature and evaluated on a business case-by-case basis.
- Offhire Days - represents the estimated days fleet is offhire due to drydock plus an additional allowance for unforeseen events.

EAGLE BULK

Includes forecast amounts relating to recently-acquired vessels as shown on slide 5. Actual duration of off-hire days will vary based on the condition of the vessel, yard schedules and other factors. Actual costs will vary based on various factors, including where the drydockings are actually performed. BWTS requires advance payments as per the contract terms.

28

Evaluating TCE Relative Performance

This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment

- Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-58 benchmark
- For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel
- **Ultimately, it's about yield –** the expected earnings ability of a vessel versus its cost

Supramax/Ultramax TCE Performance Matrix

SHIP TYPE	SIZE (DWT)		VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL)			
			JAPAN		CHINA	
	FROM	TO	FROM	TO	FROM	TO
BSI-58	58,000		100.0%			
1	50,000	55,000	86.0%	95.0%	81.0%	87.0%
2	55,000	60,000	96.0%	106.0%	88.0%	97.0%
3	60,000	65,000	106.0%	118.0%	102.0%	113.0%

For Illustrative Purposes Only

Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-58 ship

The BSI-58 is based on the 58k DWT Japanese TESS-58 design Supramax and is gross of commissions

A Chinese 60-65k DWT Ultramax should earn a premium of 2-13% to the net BSI-58, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

- The Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures. The index factors shown were calculated using a TCE of USD 10,000 per day and fuel cost of USD 400 per ton. The specific index factors can change somewhat with movements in both fuel prices and (spot) rate environment, but the relative relationships will remain similar to those shown.

EAGLE BULK
29

30 Definitions Item Description Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income/(loss), operating income/(loss), cash flows provided by/(used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, lease impairment, gain/(loss) on sale of vessels, stock-based compensation, loss on debt extinguishment and restructuring expenses that the Company believes are not indicative of the ongoing performance of its core operations. TCE Time charter equivalent ("TCE") is a non-GAAP financial measure that is commonly used in the shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and realized gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. The Company calculates relative performance by comparing TCE against the Baltic Supramax Index ("BSI") adjusted for commissions and fleet makeup. The BSI was initiated in 2006 based on the Tess 52 design. The index for the Tess 58 design has been published commencing on April 3, 2017, and transition was completed as of December 2018, when the Baltic stopped publishing a dynamic Tess 52 daily rate. The Company has now switched to the Tess 58 index for valuation modeling as of January 1, 2019. The change in the BSI may affect comparability of our TCE against BSI in periods prior to Company switching to the Tess 58 index. Owned available days is the aggregate number of days in a period during which each vessel in our fleet has been owned by us less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues.

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